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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

      We hereby consent to incorporation by reference in the Registration Statements on Form S-8 (No. 333-36756, No. 333-17545, No. 333-98130, No.
333-68425) of Euphonix Inc. of our report dated March 26, 2001 relating to the financial statements which appear in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

San Jose, California
March 28, 2001


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